EXECUTION VERSION

AMENDMENT NO. 2 TO UNCOMMITTED MASTER REPURCHASE AGREEMENT

AMENDMENT NO. 2 TO UNCOMMITTED MASTER REPURCHASE AGREEMENT,
dated as of June 11, 2026 (this “Amendment”), between FBRED REIT JWH SELLER, LLC, a Delaware limited liability company (“Seller”), and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, a national banking association (“Buyer”), and acknowledged and agreed to by FRANKLIN BSP REAL ESTATE DEBT, INC., a Maryland corporation (“Guarantor”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreement (as defined below).
RECITALS
WHEREAS, Seller and Buyer are parties to that certain Uncommitted Master Repurchase Agreement, dated as of March 18, 2025 (as amended by that certain Amendment No. 1 to Uncommitted Master Repurchase Agreement and Amendment No. 1 to Fee and Pricing Letter, dated as of March 30, 2026, as amended hereby, and as further amended, restated, supplemented or otherwise modified and in effect from time to time, the “Repurchase Agreement”); and
WHEREAS, Seller and Buyer have agreed, subject to the terms and conditions hereof, that the Repurchase Agreement shall be amended as set forth in this Amendment; and Guarantor has agreed to make the acknowledgements set forth in Section 4 and Section 8 hereof.
NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Buyer agree as follows:
SECTION 1. Amendments to the Repurchase Agreement.
(a) Article 2 of the Repurchase Agreement is hereby amended by amending and restating the following defined terms in their respective entirety to read as follows:
“Change of Control” shall mean the occurrence of any of the following events: (a) the consummation of a merger or consolidation of Guarantor or Advisor with or into another entity or any other reorganization of Guarantor or Advisor if more than fifty percent (50%) of the combined voting power of the continuing or surviving entity’s stock or other ownership interest in such entity outstanding immediately after such merger, consolidation or such other reorganization is not owned directly or indirectly by Persons who were stockholders or holders of such other ownership interests in the Guarantor or Advisor, as applicable, immediately prior to such merger, consolidation or reorganization, (b) any “person” or “group” (within the meaning of Section 13(d)

or 14(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) shall become, or obtain rights (whether by means of warrants, options or otherwise) to become, the beneficial owner (as defined in Rules 13d-3 and 13d-5 under the Exchange Act), directly or indirectly, of 25% or more of the total voting power of all classes of Capital Stock of Guarantor or Advisor entitled to vote generally in the election of the directors (other than Affiliates of Guarantor as of the Closing Date under the Control of Guarantor, or to the extent such interests are obtained through a public market offering or secondary market trading), (c) Advisor shall cease to be actively and directly involved in the management and operations of Guarantor or Advisor shall cease to act as advisor to Guarantor, (d) the Guarantor shall cease to directly or indirectly own and control, of record and beneficially, 100% of the Capital Stock of FBRED REIT Real Estate Debt OPCO, LLC, a Delaware limited liability company, (e) FBRED REIT Real Estate Debt OPCO, LLC, a Delaware limited liability company, shall cease to directly or indirectly own and control, of record and beneficially, 100% of the Capital Stock of Member, (f) the Member shall cease to directly own and control, of record and beneficially, 100% of the Capital Stock of Seller or (g) any transfer of all or substantially all of Guarantor’s assets (other than any securitization transaction or any repurchase or other similar transactions in the ordinary course of Seller’s or Guarantor’s business); provided that, the acquisition of Advisor by Franklin Resources, Inc., or any Affiliate thereof as of the Closing Date that is controlled by Franklin Resources, Inc., shall not be a Change of Control.
“Guarantor” shall mean Franklin BSP Real Estate Debt, Inc., a Marlyand corporation.
SECTION 2. Conditions Precedent; Effectiveness. This Amendment shall become effective as of the date on which this Amendment has been duly executed and delivered by each of Seller, Guarantor and Buyer (such date, the “Amendment Effective Date”).
SECTION 3. Seller’s Representations and Warranties. On and as of the Amendment Effective Date, Seller hereby represents and warrants to Buyer that (a) Seller is in compliance with the terms and provisions set forth in the Repurchase Agreement and the other Transaction Documents, (b) after giving effect to this Amendment, no Margin Deficit or Material Adverse Effect exists and no Default or Event of Default has occurred and is continuing, and (c) after giving effect to this Amendment, each representation and warranty contained in Article 9 of the Repurchase Agreement is true and correct in all respects as of the Amendment Effective Date,
(d) Seller has taken all necessary action to authorize the execution, delivery and performance of this Amendment and (e) this Amendment has been duly executed and delivered by or on behalf of Seller and constitutes the legal, valid and binding obligation of such Seller enforceable against such Seller in accordance with its terms subject to applicable bankruptcy, insolvency, and other limitations on creditors’ rights generally and to equitable principles.
SECTION 4. Acknowledgments of Guarantor. Guarantor hereby acknowledges
(a) the execution and delivery of this Amendment by Seller and agrees that Guarantor continues to be bound by the Guarantee Agreement, and (b) that, on and as of the Amendment Effective

Date, Buyer is in compliance with its undertakings and obligations under the Repurchase Agreement and the other Transaction Documents.
SECTION 5. Limited Effect. Except as expressly amended and modified by this Amendment, the Repurchase Agreement shall continue to be, and shall remain, in full force and effect in accordance with their terms; provided, however, that, upon the Amendment Effective Date, (a) all references to the “Transaction Documents” in the Repurchase Agreement shall be deemed to include, in any event, this Amendment and (b) each reference to the “Master Repurchase Agreement” or “Repurchase Agreement” in the Transaction Documents shall be deemed to be a reference to the Repurchase Agreement, as amended hereby.
SECTION 6. Counterparts. This Amendment may be executed in counterparts, each of which when so executed shall be deemed to be an original, and all of which when taken together shall constitute one and the same instrument, and the words “executed,” “signed,” “signature,” and words of like import as used above and elsewhere in this Amendment or in any other certificate, agreement or document related to this transaction shall include, in addition to manually executed signatures, images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”, “tif” or “jpg”) and other electronic signatures (including, without limitation, any electronic sound, symbol, or process, attached to or logically associated with a contract or other record and executed or adopted by a person with the intent to sign the record). The use of electronic signatures and electronic records (including, without limitation, any contract or other record created, generated, sent, communicated, received, or stored by electronic means) shall be of the same legal effect, validity and enforceability as a manually executed signature or use of a paper-based record-keeping system to the fullest extent permitted by applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other applicable law, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.
SECTION 7. Costs and Expenses. Seller shall pay Buyer’s actual costs and expenses, including without limitation, the reasonable fees and expenses of outside counsel to Buyer, incurred by Buyer in connection with the development, preparation and execution of this Amendment and any other documents prepared and/or delivered in connection herewith.
SECTION 8. No Novation, Effect of Agreement. Guarantor, Seller and Buyer have entered into this Amendment solely to amend the terms of the Repurchase Agreement and do not intend this Amendment or the transactions contemplated hereby to be, and this Amendment and the transactions contemplated hereby shall not be construed to be, a novation of any of the obligations owing by Seller or Guarantor (each, a “Repurchase Party”) under or in connection with the Repurchase Agreement or any other document executed in connection therewith to which any Repurchase Party is a party (the “Repurchase Documents”). It is the intention of each of the parties hereto that (i) the perfection and priority of all security interests securing the payment of the obligations of the Repurchase Parties under the Repurchase Agreement and the other Repurchase Documents are preserved, (ii) the liens and security interests granted under the Repurchase Agreement continue in full force and effect, and (iii) any reference to the Repurchase Agreement in any Transaction Document shall be deemed to also reference this Amendment.

SECTION 9.    Consent to Jurisdiction; Waiver of Jury Trial.
(a)Each party irrevocably and unconditionally (i) submits to the non-exclusive jurisdiction of any United States Federal or New York State court sitting in Manhattan, and any appellate court from any such court, solely for the purpose of any suit, action or proceeding brought to enforce its obligations under this Amendment or relating in any way to this Amendment or any Transaction under the Repurchase Agreement and (ii) waives, to the fullest extent each may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding and irrevocably consent to the service of any summons and complaint and any other process by the mailing of copies of such process to them at their respective address specified in the Repurchase Agreement. The parties hereby agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Section 9 shall affect the right of Buyer to serve legal process in any other manner permitted by law or affect the right of Buyer to bring any action or proceeding against Seller or its property in the courts of other jurisdictions.
(b)EACH OF THE PARTIES HEREBY IRREVOCABLY WAIVES ALL RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AMENDMENT, ANY OTHER TRANSACTION DOCUMENT OR ANY INSTRUMENT OR DOCUMENT DELIVERED HEREUNDER OR THEREUNDER.
SECTION 10. GOVERNING LAW. THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES TO THIS AMENDMENT, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES TO THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS AND DECISIONS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE CHOICE OF LAW RULES THEREOF. THE PARTIES HERETO INTEND THAT THE PROVISIONS OF SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW SHALL APPLY TO THIS AMENDMENT.
[SIGNATURES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

BUYER:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
a national banking association organized under the laws of the United States

By: /s/ Thomas N. Cassino
     Name: Thomas N. Cassino
Title: Managing Director

[SIGNATURES CONTINUE ON NEXT PAGE]

Signature Page to Amendment No. 2 to Uncommitted Master Repurchase Agreement

AMERICASACTIVE:22590541.4

SELLER:

FBRED REIT JWH SELLER, LLC,
a Delaware limited liability company

By: /s/ Jacob Breinholt
Name: Jacob Breinholt
Title: Authorized Signatory

[Signature Page to Amendment No. 2 to Master Repurchase Agreement - JPM – FBRED] REIT]

Acknowledged and Agreed:

FRANKLIN BSP REAL ESTATE DEBT,
INC., a Maryland corporation, in its capacity as Guarantor, and solely for purposes of acknowledging and agreeing to the terms of this Amendment:

By: /s/ Micah Goodman
Name: Micah Goodman
Title: Authorized Signatory

[Signature Page to Amendment No. 2 to Master Repurchase Agreement - JPM - FBRED REIT]